SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2003

PriceSmart, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22793	33-0628530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4649 Morena Boulevard, San Diego CA 92117

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 581-4530

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c) The following exhibit is furnished herewith:

99.1	Press release of PriceSmart, Inc. dated September 12, 2003.

Item 12.	Results of Operations and Financial Condition

On September 12, 2003, PriceSmart, Inc. issued a press release regarding its sales for the month of August and its fourth quarter and year ended August 31, 2003. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2003	PRICESMART, INC.

	By:	/s/ ROBERT M. GANS
Robert M. Gans Executive Vice President and General Counsel

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INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release of PriceSmart, Inc. dated September 12, 2003.

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